Exhibit 99.1 KMG Chemicals, Inc. 9555 W. Sam Houston Parkway South Suite 600 Houston, TX 77099 USA

KMG Reports Third Quarter 2015 Financial Results

HOUSTON, Texas—(BUSINESS WIRE)—June 9, 2015—KMG Chemicals, Inc. (NYSE: KMG), a global provider of specialty chemicals, today announced financial results for the fiscal 2015 third quarter ended April 30, 2015.

2015 Third Quarter Financial Highlights

•	Consolidated net sales were $74.0 million, a 12% decrease from last year’s third quarter. Sales declined due to the divestiture of the creosote business in January.
•	Adjusted EBITDA[1] increased to $9.1 million, up 20% from $7.6 million in last year’s third quarter.
•	Adjusted diluted earnings per share[2] was $0.35 vs. $0.20 per share reported in the prior year’s third quarter.
•	GAAP EPS was $0.18 vs. $0.11 per share in the third quarter of fiscal 2014.
•

Long-term debt balance at quarter end was $35 million, down from $39 million in the second quarter of fiscal 2015. During the third quarter, the company used cash generated from operations to reduce debt.

Chris Fraser, KMG chairman and chief executive officer, said, “KMG had another solid quarter, reflecting continued strength in our North American Electronic Chemicals business and improved efficiency from the streamlining of our manufacturing operations, along with solid performance from our penta business. Adjusted EBITDA improved 20% from the same period last year, representing the fifth consecutive quarter of double-digit growth on a year‑over-year basis.

Mr. Fraser concluded, “We’re excited about our recent acquisition of Val-Tex, which provides KMG with an attractive new growth platform in the profitable and established market for industrial valve lubricants and sealants. As previously indicated, Val-Tex will be accretive to our fourth fiscal quarter adjusted EBITDA and adjusted diluted earnings per share. Consequently, we have increased our fiscal 2015 adjusted EBITDA guidance range to $35‑37 million, from $34-36 million previously.”

1 Non-U.S. GAAP measure. See Table 1 for reconciliation.

2 Non-U.S. GAAP measure. See Table 2 for reconciliation.

Phone: 713-600-3800 ● Fax: 713-600-3850

www.kmgchemicals.com ● NYSE: KMG

Third Quarter Results
Dollars in thousands, except EPS	Fiscal 2015		Fiscal 2014
(unaudited)	Adjusted	As Reported	Adjusted	As Reported
	(non-GAAP)	(GAAP)	(non-GAAP)	(GAAP)

Net Sales	$ 73,964	$ 73,964	$ 84,437	$ 84,437
Operating Income	6,299	4,761	4,333	2,914
Operating Margin	8.5%	6.4%	5.1%	3.5%
Net Income	4,099	2,135	2,388	1,226
Diluted EPS	$0.35	$0.18	$0.20	$0.11

Business segment results

Electronic Chemicals
Third Quarter Results
Dollars in thousands	Fiscal 2015	Fiscal 2014
	As Reported	Adjusted	As Reported
	(GAAP)	(non-GAAP)	(GAAP)

Net Sales	$ 66,388	$ 61,542	$ 61,542
Operating Income	6,644	3,429	3,175
Operating Margin	10.0%	5.6%	5.2%

For the third fiscal quarter, the Electronic Chemicals segment reported:

•

Sales of $66.4 million, up 7.9% from $61.5 million in the same period a year ago. Excluding the impact of foreign currency, third quarter fiscal 2015 sales were $70.5 million. The increase in reported sales reflects higher sales volume for high purity process chemicals in North America, partially offset by weakness in Europe.

•	Adjusted EBITDA[3] of $9.4 million, compared to $6.6 million last year. Foreign currency translation negatively impacted third quarter fiscal 2015 adjusted EBITDA by $400,000.
•

GAAP operating income of $6.6 million vs. $3.2 million in the same period of fiscal 2014. Operating income improved due to increased sales volume, as well as benefits from the restructuring of our electronic chemicals operations.

3 Non-U.S. GAAP measure. See Table 1 for reconciliation.

Phone: 713-600-3800 ● Fax: 713-600-3850

www.kmgchemicals.com ● NYSE: KMG

Wood Treating Chemicals
Third Quarter Results
Dollars in thousands	Fiscal 2015	Fiscal 2014
	As Reported	As Reported
	(GAAP)	(GAAP)

Net Sales	$ 7,566	$ 22,851
Operating Income	2,276	2,092
Operating Margin	30.1%	9.2%

For the third fiscal quarter, the Wood Treating Chemicals segment reported:

•	Sales of $7.6 million, versus $22.9 million in the same period a year ago. The sales decline reflects the divestiture of the creosote product line in January.
•	EBITDA[4] of $2.3 million, up from $2.2 million last year.
•

Operating income of $2.3 million, or 30.1% of sales, compared to $2.1 million, or 9.2% of sales, last year. The increase in operating income was due to higher shipment volume and lower input costs in our Penta business, and the margin improved primarily due to the absence of creosote sales.

Outlook

•

We narrow our fiscal 2015 consolidated net sales forecast to approximately $320 million versus our prior forecast of $315-325 million. Relative to the prior year, fiscal 2015 sales reflect growth in the Electronic Chemicals segment and the addition of Val‑Tex, with lower sales in the Wood Treating Chemicals segment due to the divestiture of the creosote product line.

•	We increase our fiscal 2015 adjusted EBITDA forecast to $35-37 million, from $34-36 million previously. The increase in our adjusted EBITDA forecast includes the addition of Val-Tex.
•	Fiscal 2015 depreciation and amortization expense is forecast to be approximately $14 million, excluding restructuring and realignment charges.
•

Fiscal 2015 capital expenditures are forecast to be approximately $16 million, unchanged from our prior forecast. Capital expenditures include expenses related to our ERP system implementation, UPC integration and asset investments to support increased shipment volume in our Electronic Chemicals business.

4 Non-U.S. GAAP measure. See Table 1 for reconciliation.

Phone: 713-600-3800 ● Fax: 713-600-3850

www.kmgchemicals.com ● NYSE: KMG

Conference call

Date: Tuesday, June 9, 2015

Time: 5:00 p.m. ET

Dial in: 877-440-1760 or 678-509-7570

Conference ID: 51067980

The conference call will be webcast live via the “Investors” section of the Company’s website at http://kmgchemicals.com.

If you are unable to listen live, the conference call will be archived on the KMG website. A telephone replay of the call will also be available for one week, starting at 8:00 p.m. ET on June 9, 2015. To access the call, dial 855-859-2056 or 404-537-3406 using Conference ID 51067980.

About KMG

KMG Chemicals, Inc., through its subsidiaries, produces and distributes specialty chemicals to select markets. The Company grows by acquiring and optimizing stable chemical product lines and businesses with established production processes. For more information, visit the Company's website at http://kmgchemicals.com.

The information in this news release includes certain forward-looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements as to the future performance of the company. Although the company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, product development acceptance, the impact of competitive services and pricing and general economic risks and uncertainties.

Phone: 713-600-3800 ● Fax: 713-600-3850

www.kmgchemicals.com ● NYSE: KMG

KMG CHEMICALS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	April 30,		April 30,
	2015	2014	2015	2014
Net sales	$73,964	$84,437	$244,505	$262,250
Cost of sales	47,149	59,672	161,544	186,728
Gross profit	26,815	24,765	82,961	75,522
Distribution expenses	11,700	11,975	37,721	36,979
Selling, general and administrative expenses	9,257	8,815	28,164	29,085
Restructuring charges	27	1,061	900	5,092
Realignment charges	1,070	—	5,429	—
Operating income	4,761	2,914	10,747	4,366
Other income (expense)
Interest expense, net	(111)	(926)	(1,098)	(2,250)
Gain (loss) on sale of creosote distribution business, net	(234)	—	5,448	—
Other non-operating expense	(1,250)	—	(1,250)	—
Other, net	(339)	(105)	(498)	(540)
Total other income (expense), net	(1,934)	(1,031)	2,602	(2,790)
Income before income taxes	2,827	1,883	13,349	1,576
Provision for income taxes	(692)	(657)	(4,539)	(1,742)
Net income (loss)	$2,135	$1,226	$8,810	$(166)
Earnings per share
Net income (loss) per common share basic	$0.18	$0.11	$0.75	$(0.01)
Net income (loss) per common share diluted	$0.18	$0.11	$0.75	$(0.01)
Weighted average shares outstanding
Basic	11,680	11,634	11,669	11,606
Diluted	11,819	11,673	11,758	11,606

Phone: 713-600-3800 ● Fax: 713-600-3850

www.kmgchemicals.com ● NYSE: KMG

KMG CHEMICALS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except for share and per share amounts)

	April 30,	July 31,
	2015	2014
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$6,840	$19,252
Accounts receivable
Trade, net of allowances of $143 at April 30, 2015 and $272 at July 31, 2014	38,428	40,176
Other	3,572	1,904
Inventories, net	38,995	45,268
Current deferred tax assets	1,351	1,577
Prepaid expenses and other	3,873	3,476
Total current assets	93,059	111,653
Property, plant and equipment, net	80,702	92,450
Deferred tax assets	442	442
Goodwill	11,146	12,595
Intangible assets, net	20,911	28,353
Restricted cash	1,000	1,000
Other assets, net	4,860	4,365
Total assets	$212,120	$250,858
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$30,057	$36,690
Accrued liabilities	14,605	16,986
Employee incentive accrual	4,238	4,575
Total current liabilities	48,900	58,251
Long-term debt, net of current maturities	35,000	60,000
Deferred tax liabilities	5,146	9,881
Other long-term liabilities	1,881	2,520
Total liabilities	90,927	130,652
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.01 par value, 10,000,000 shares authorized, none issued	—	—
Common stock, $0.01 par value, 40,000,000 shares authorized, 11,680,940 shares issued and outstanding at April 30, 2015 and 11,649,001 shares issued and outstanding at July 31, 2014	117	116
Additional paid-in capital	30,866	28,886
Accumulated other comprehensive income (loss)	(8,107)	645
Retained earnings	98,317	90,559
Total stockholders’ equity	121,193	120,206
Total liabilities and stockholders’ equity	$212,120	$250,858

Phone: 713-600-3800 ● Fax: 713-600-3850

www.kmgchemicals.com ● NYSE: KMG

KMG CHEMICALS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(In thousands)

	Nine Months Ended
	April 30,
	2015	2014
Cash flows from operating activities
Net income (loss)	$8,810	$(166)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	9,951	10,422
Non-cash restructuring and realignment charges	5,640	1,720
Amortization of loan costs	111	45
Stock-based compensation expense	1,970	1,777
Bad debt expense	—	89
Allowance for excess and obsolete inventory	760	33
Gain on disposal of property	—	(14)
Gain on sale of creosote distribution business	(5,448)	—
Deferred income taxes	(4,374)	751
Tax benefit from stock-based awards	(10)	(328)
Changes in operating assets and liabilities
Accounts receivable — trade	95	1,906
Accounts receivable — other	(1,756)	538
Inventories	965	7,277
Other current and noncurrent assets	(1,386)	389
Accounts payable	(4,897)	(3,916)
Accrued liabilities and other	(2,219)	5,383
Net cash provided by operating activities	8,212	25,906
Cash flows from investing activities
Additions to property, plant and equipment	(10,751)	(7,133)
Disposals of property, plant and equipment	2,561	39
Proceeds from sale of creosote distribution business	14,899	—
Net cash provided by (used in) investing activities	6,709	(7,094)
Cash flows from financing activities
Net payments under revolving credit agreement	(41,100)	(13,000)
Principal payments on term loan	(20,000)	—
Borrowings under New Credit Facility	59,100	—
Payments under New Credit Facility	(23,000)	—
Tax benefit from stock-based awards	10	328
Payment of dividends	(1,050)	(1,043)
Net cash used in financing activities	(26,040)	(13,715)
Effect of exchange rate changes on cash	(1,293)	356
Net (decrease) increase in cash and cash equivalents	(12,412)	5,453
Cash and cash equivalents at beginning of period	19,252	13,949
Cash and cash equivalents at end of period	$6,840	$19,402

Phone: 713-600-3800 ● Fax: 713-600-3850

www.kmgchemicals.com ● NYSE: KMG

Reconciliation of non-GAAP financial measures to GAAP financial measures

KMG provides non-GAAP financial information to complement reported GAAP results. KMG believes that analysis of our financial performance would be enhanced by an understanding of the factors underlying that performance and our judgments about the likelihood that particular factors will repeat. To provide for more accurate comparisons of the company’s operating performance, KMG’s non-GAAP financial measures exclude from current results: the gain on the sale of the creosote business; expenses related to acquisition and integration; restructuring and realignment of the Electronic Chemicals business; CEO transition expenses; and accruals related to environmental site cleanup. KMG intends to continue to provide certain non-GAAP financial information and the appropriate reconciliation to GAAP in its financial results. As required by SEC rules, the tables below present a reconciliation of our presented non-GAAP measures to the most directly comparable GAAP measures. These non-GAAP measures should be viewed as a supplement to, and not a substitute for, U.S. GAAP measures of performance.

Table 1

RECONCILIATION OF OPERATING INCOME TO EBITDA AND ADJUSTED EBITDA

(in thousands)

Third Quarter Fiscal 2015	Electronic	Wood Treating
	Chemicals	Chemicals	Corporate	Total

Operating Income (Loss)	$6,644	$2,276	($4,159)	$4,761
Other income (expense)	(193)	(37)	(109)	(339)
Depreciation and amortization	2,983	93	818	3,894
EBITDA	9,434	2,332	(3,450)	8,316

Acquisition & integration expenses	-	-	441	441
Restructuring & realignment charges*	-	-	388	388
Adjusted EBITDA	$9,434	$2,332	($2,621)	$9,145
* Excludes depreciation

Nine Months Ended April 30, 2015	Electronic	Wood Treating
	Chemicals	Chemicals	Corporate	Total
Operating Income (Loss)	$16,335	$6,456	($12,044)	$10,747
Other income (expense)	(76)	(90)	(332)	(498)
Depreciation and amortization	9,311	286	5,994	15,591
EBITDA	25,570	6,652	(6,382)	25,840

Acquisition & integration expenses	-	-	441	441
Restructuring & realignment charges*	-	-	689	689
Adjusted EBITDA	$25,570	$6,652	($5,252)	$26,970
* Excludes depreciation

Phone: 713-600-3800 ● Fax: 713-600-3850

www.kmgchemicals.com ● NYSE: KMG

(Table 1 continued)

Third Quarter Fiscal 2014	Electronic	Wood Treating
	Chemicals	Chemicals	Corporate	Total

Operating Income (Loss)	$3,175	$2,092	($2,353)	$2,914
Other income (expense)	(81)	24	(48)	(105)
Depreciation and amortization	3,202	104	1,053	4,359
EBITDA	6,296	2,220	(1,348)	7,168

Acquisition & integration expenses	254	-	104	358
Restructuring charges*	-	-	112	112
Adjusted EBITDA	$6,550	$2,220	($1,132)	$7,638
* Excludes depreciation

Nine Months Ended April 30, 2014	Electronic	Wood Treating
	Chemicals	Chemicals	Corporate	Total

Operating Income (Loss)	$9,508	$5,708	($10,850)	$4,366
Other income (expense)	(385)	(7)	(148)	(540)
Depreciation and amortization	9,794	300	2,048	12,142
EBITDA	18,917	6,001	(8,950)	15,968

Acquisition & integration expenses	914	-	104	1,018
CEO transition costs	-	-	1,280	1,280
Restructuring charges*	-	-	3,372	3,372
Adjusted EBITDA	$19,831	$6,001	($4,194)	$21,638
* Excludes depreciation

Main: 713-600-3800 ● Fax: 713-600-3850

www.kmgchemicals.com ● NYSE: KMG

Table 2

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

Third Quarter Fiscal 2015
Dollars in thousands, except EPS	KMG Chemicals, Inc.

	Operating		Net	Diluted Earnings
	Income	Margin	Income	Per Share
Non-GAAP measure	$ 6,299	8.5%	$ 4,099	$0.35
Restructuring & realignment charges	(1,097)	(1.5%)	(713)	($0.06)
Acquisition & integration expenses	(441)	(0.6%)	(287)	($0.03)
Gain on sale of creosote business	-	0.0%	(152)	($0.01)
Environmental site cleanup reserve	-	0.0%	(812)	($0.07)
GAAP measure	$ 4,761	6.4%	$ 2,135	$0.18

Nine Months Ended April 30, 2015
Dollars in thousands, except EPS	KMG Chemicals, Inc.

	Operating		Net	Diluted Earnings
	Income	Margin	Income	Per Share
Non-GAAP measure	$ 17,517	7.2%	$ 10,482	$0.89
Restructuring & realignment charges	(6,329)	(2.6%)	(4,114)	($0.35)
Acquisition & integration expenses	(441)	(0.2%)	(287)	($0.02)
Gain on sale of creosote business	-	0.0%	3,541	$0.30
Environmental site cleanup reserve	-	0.0%	(812)	($0.07)
GAAP measure	$ 10,747	4.4%	$ 8,810	$0.75

Main: 713-600-3800 ● Fax: 713-600-3850

www.kmgchemicals.com ● NYSE: KMG

(Table 2 continued)

Third Quarter Fiscal 2014
Dollars in thousands, except EPS	KMG Chemicals, Inc.

	Operating		Net	Diluted Earnings
	Income	Margin	Income	Per Share
Non-GAAP measure	$ 4,333	5.1%	$ 2,388	$0.20
Restructuring charges	(1,061)	(1.2%)	(691)	($0.06)
Restructuring income tax expense	-	0.0%	(238)	($0.02)
Acquisition & integration expenses	(358)	(0.4%)	(233)	($0.01)
GAAP measure	$ 2,914	3.5%	$ 1,226	$0.11

	Electronic Chemicals		Wood Treating Chemicals
	Operating		Operating
	Income	Margin	Income	Margin
Non-GAAP measure	$ 3,429	5.6%	$ 2,092	9.2%
Integration expenses	(254)	(0.4%)	-	0.0%
GAAP measure	$ 3,175	5.2%	$ 2,092	9.2%

Nine Months Ended April 30, 2014
Dollars in thousands, except EPS	KMG Chemicals, Inc.

	Operating		Net	Diluted Earnings
	Income	Margin	Income (Loss)	(Loss) Per Share
Non-GAAP measure	$ 11,756	4.5%	$ 6,295	$0.54
Restructuring charges	(5,092)	(1.9%)	(4,965)	($0.42)
Integration expenses	(1,018)	(0.4%)	(663)	($0.06)
CEO transition costs	(1,280)	(0.5%)	(833)	($0.07)
GAAP measure	$ 4,366	1.7%	$ (166)	($0.01)

	Electronic Chemicals		Wood Treating Chemicals
	Operating		Operating
	Income	Margin	Income	Margin
Non-GAAP measure	$ 10,422	5.6%	$ 5,708	7.6%
Integration expenses	(914)	(0.5%)	-	0.0%
GAAP measure	$ 9,508	5.1%	$ 5,708	7.6%

KMG Chemicals, Inc.

Eric Glover, 713-600-3865

Investor Relations Manager

eglover@kmgchemicals.com

Main: 713-600-3800 ● Fax: 713-600-3850

www.kmgchemicals.com ● NYSE: KMG